UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21621

Name of Fund: Defined Strategy Fund Inc. (DSF)

Fund Address: 2 World Financial Center, 7th Floor, New York, New York 10281.

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, Defined Strategy
Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 09/30/2009

Date of reporting period: 03/31/2009

Item 1 – Report to Stockholders

Defined Strategy Fund Inc.

Semi-Annual Report (Unaudited)

March 31, 2009

IQ INVESTMENT ADVISORS

HydePark

Defined Strategy Fund Inc.

Directors and Officers
	Paul Glasserman, Director and Chairperson of the Board	Custodian
	Steven W. Kohlhagen, Director and Chairperson of the	State Street Bank and Trust Company
	Audit Committee	P.O. Box 351
	Laura S. Unger, Director and Chairperson of the Nominating	Boston, MA 02101
& Corporate Governance Committee
	William J. Rainer, Director	Transfer Agent
	Mitchell M. Cox, President	BNY Mellon Shareowner Services
	James E. Hillman, Vice President and Treasurer	480 Washington Boulevard
	Donald C. Burke, Vice President and Assistant Treasurer	Jersey City, NJ 07310
Colleen R. Rusch, Vice President and Secretary
Martin G. Byrne, Chief Legal Officer
Gloria Greco, Chief Compliance Officer
Justin C. Ferri, Vice President
Jeff E. McGoey, Vice President

Proxy Results
During the six-month period ended March 31, 2009, the stockholders of Defined Strategy Fund Inc. voted on the following proposals. On December 19, 2008, a special meeting of stockholders was adjourned until February 27, 2009, at which time the proposals were approved. A description of the proposals and number of shares voted are as follows:
		Shares Voted	Shares Voted	Shares Voted
		For	Against	Abstain
1. To approve a new investment advisory and management agreement
	for the Fund.	2,550,550	107,406	31,906
		Shares Voted	Shares Voted	Shares Voted
		For	Against	Abstain
	2. To approve a new investment subadvisory agreement for the Fund.	2,550,746	108,627	30,489

2 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Fund Profile as of March 31, 2009 (Unaudited)

Fund Information
Symbol on New York Stock Exchange	DSF
Initial Offering Date	December 28, 2004
Yield on Closing Market Price as of March 31, 2009 ($7.70)*	6.94%
Current Quarterly Distribution per share of Common Stock**	$0.133618
Current Annualized Distribution per share of Common Stock**	$0.534472

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	3/31/09 (a)	9/30/08	Change (b)	High	Low
Market Price (c)	$7.70	$14.17	(45.66%)	$15.07	$5.83
Net Asset Value	$8.18	$16.13	(49.29%)	$16.49	$6.40

(a) For the six-month period, the Common Stock of the Fund had a total investment return of (40.31%) based on net asset value per share and
(36.04%) based on market price per share, assuming reinvestment of dividends. For the same period, the Fund’s unmanaged reference index, the Dow Jones 10 Index, had a total investment return of (38.89%). The reference index has no expenses associated with performance.
(b) Does not include reinvestment of dividends.
(c) Primary Exchange Price, NYSE.

Portfolio Information

Percent of
Sector Representation†	Net Assets
Telecommunication Services	22.5%
Health Care	21.0
Materials	19.5
Financials	16.9
Consumer Staples	10.2
Industrials	8.0
Information Technology	0.9
Consumer Discretionary	0.2

Percent of
Ten Largest Equity Holdings	Net Assets
Verizon Communications, Inc.	11.3%
AT&T Inc.	11.2
E.I. du Pont Nemours & Co.	11.2
Merck & Co., Inc.	11.1
JPMorgan Chase & Co.	10.7
Kraft Foods, Inc.	10.2
Pfizer, Inc.	9.7
Alcoa, Inc.	8.2
General Electric Co.	7.9
Bank of America Corp.	6.1

Percent of
Five Largest Industries†	Net Assets
Diversified Telecommunication Services	22.5%
Pharmaceuticals	20.9
Diversified Financial Services	16.8
Chemicals	11.2
Food Products	10.2

† For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease. Percentages shown include variable prepaid forward contracts.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Schedule of Investments as of March 31, 2009 (Unaudited) (Percentages shown are based on Net Assets)

	Shares
Common Stocks	Held	Value

Capital Markets — 8.7%
TD Ameritrade Holding Corp. (a)	196,000	$2,706,760
Chemicals — 11.2%
E.I. du Pont de Nemours & Co.	156,057	3,484,753
Computers & Peripherals — 15.5%
Dell, Inc. (a)	244,000	2,313,120
EMC Corp. (a)	222,000	2,530,800
		4,843,920
Construction & Engineering — 6.7%
Jacobs Engineering Group, Inc. (a)	54,000	2,087,640
Containers & Packaging — 4.9%
Owens-Illinois, Inc. (a)	107,000	1,545,080
Diversified Consumer Services — 7.3%
Apollo Group, Inc. Class A (a)	29,000	2,271,570
Diversified Financial Services — 16.8%
Bank of America Corp. (b)	280,373	1,912,144
JPMorgan Chase & Co.	125,225	3,328,480
		5,240,624
Diversified Telecommunication Services — 22.5%
AT&T Inc.	138,528	3,490,906
Verizon Communications, Inc.	116,459	3,517,062
		7,007,968
Food Products — 10.2%
Kraft Foods, Inc.	142,990	3,187,247
Health Care Equipment & Supplies — 7.3%
Zimmer Holdings, Inc. (a)	62,000	2,263,000
IT Services — 6.7%
Alliance Data Systems Corp. (a)	57,000	2,106,150

* The cost and unrealized appreciation (depreciation) of investments as of March 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost				$90,422,726
Gross unrealized appreciation				$884,029
Gross unrealized depreciation				(26,251,948)
Net unrealized depreciation				$(25,367,919)

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase	Sales	Realized Dividend
Affiliate	Cost	Cost	Loss	Income
Bank of America Corp.	$4,316,396	$364,539	$(84,768)	$2,804

• For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-
classifications for reporting ease.

	Shares
Common Stocks	Held	Value

Independent Power Producers
& Energy Traders — 5.3%
The AES Corp. (a)	285,000	$1,655,850
Industrial Conglomerates — 7.9%
General Electric Co.	243,697	2,463,777
Internet Software & Services — 7.3%
eBay, Inc. (a)	181,000	2,273,360
Metals & Mining — 8.2%
Alcoa, Inc.	350,605	2,573,441
Pharmaceuticals — 20.9%
Merck & Co., Inc.	129,843	3,473,300
Pfizer, Inc.	222,933	3,036,347
		6,509,647
Semiconductors & Semiconductor
Equipment — 9.9%
Broadcom Corp. Class A (a)	154,000	3,076,920
Software — 23.4%
Adobe Systems, Inc. (a)	107,000	2,288,730
Autodesk, Inc. (a)	137,000	2,302,970
Oracle Corp.	150,000	2,710,500
		7,302,200
Textiles, Apparel & Luxury Goods — 7.9%
Coach, Inc. (a)	147,000	2,454,900
Total Investments
(Cost — $85,472,096*) — 208.6%		65,054,807
Liabilities in Excess of Other Assets — (108.6%)		(33,873,617)
Net Assets — 100.0%		$31,181,190

• Variable prepaid forward contracts as of March 31, 2009, expiring January 19, 2010, were as follows:

Shares
Held	Issue	Value

285,000	The AES Corp. (a)	$(1,643,453)
107,000	Adobe Systems, Inc. (a)	(2,263,018)
57,000	Alliance Date Systems Corp. (a)	(2,082,239)
29,000	Apollo Group, Inc. Class A (a)	(2,244,876)
137,000	Autodesk, Inc. (a)	(2,274,090)
154,000	Broadcom Corp. Class A (a)	(3,033,985)
147,000	Coach, Inc. (a)	(2,416,121)
244,000	Dell, Inc. (a)	(2,278,887)
222,000	EMC Corp. (a)	(2,498,876)
181,000	eBay, Inc. (a)	(2,247,893)
54,000	Jacobs Engineering Group, Inc. (a)	(2,065,948)
150,000	Oracle Corp.	(2,641,455)
107,000	Owens-Illinois, Inc. (a)	(1,536,531)
196,000	TD Ameritrade Holding Corp. (a)	(2,669,167)
62,000	Zimmer Holdings, Inc. (a)	(2,239,477)
Total (Proceeds — $37,397,427)		$(34,136,016)

See Notes to Financial Statements.

4 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Schedule of Investments (concluded)

• Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates)
or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting poli-
cies, please refer to Note 1(a) of the Notes to Financial Statements.
The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Fund’s investments:

Other
Valuation	Investments	Financial
Inputs	in Securities	Instruments†
	Assets	Liabilities
Level 1	$65,054,807	—
Level 2	—	$ (34,136,016)
Level 3	—	—
Total	$65,054,807	$ (34,136,016)

† Other financial instruments are variable prepaid forward contracts.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Statement of Assets, Liabilities and Capital

As of March 31, 2009 (Unaudited)
Assets
Investments in unaffiliated securities, at value (identified cost — $81,520,239)		$63,142,663
Investments in affiliated securities, at value (identified cost — $3,951,857)		1,912,144
Cash		145,366
Dividends receivable		166,353
Total assets		65,366,526

Liabilities
Variable prepaid forward contracts, at value (proceeds — $37,397,427)		34,136,016
Payable to investment adviser		15,225
Accrued expenses		34,095
Total liabilities		34,185,336

Net Assets
Net assets		$31,181,190

Capital
Common Stock, par value $.001 per share, 100,000,000 shares authorized		$3,810
Paid-in capital in excess of par		72,501,461
Undistributed investment income — net	$ 414,641
Undistributed realized capital losses — net	(24,582,844)
Unrealized depreciation — net	(17,155,878)
Total accumulated losses — net		(41,324,081)
Total Capital — Equivalent to $8.18 per share based on 3,810,082 shares of Common Stock
outstanding (market price — $7.70)		$31,181,190
See Notes to Financial Statements.

6 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Statement of Operations

For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income

Dividends (including $2,804 from affiliates)		$1,240,896
Interest		502
Total income		1,241,398

Expenses

Investment advisory fees	$ 168,956
Directors’ fees and expenses	33,462
Professional fees	23,377
Listing fees	12,911
Repurchase offer fees	12,033
Licensing fees	11,794
Dividend expense on variable prepaid forward contracts	10,040
Printing and stockholder reports	9,931
Accounting services	7,523
Transfer agent fees	6,893
Custodian fees	4,721
Insurance	4,626
Other	5,329
Total expenses before reimbursement	311,596
Reimbursement of expenses*	(6,843)
Total expenses		304,753
Investment income — net		936,645

Realized & Unrealized Gain (Loss) — Net

Realized loss on:
Investments — net (including $84,768 loss from affiliates)	(17,978,785)
Variable prepaid forward contracts — net	(1,653,427)	(19,632,212)
Change in unrealized appreciation/depreciation on:
Investments — net	11,410,971
Variable prepaid forward contracts — net	(17,046,085)	(5,635,114)
Total realized and unrealized loss — net		(25,267,326)
Net Decrease in Net Assets Resulting from Operations		$(24,330,681)

* Effective February 23, 2009, through the rest of the year, IQ Advisors has voluntarily agreed to cap total expenses at 1.32%.
See Notes to Financial Statements.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Statements of Changes in Net Assets
	For the Six	For the
	Months Ended	Year Ended
	March 31, 2009	September 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2008
Operations
Investment income — net	$ 936,645	$ 2,283,479
Realized gain (loss) — net	(19,632,212)	5,450,445
Change in unrealized depreciation — net	(5,635,114)	(33,228,294)
Net decrease in net assets resulting from operations	(24,330,681)	(25,494,370)

Dividends & Distributions to Stockholders
Investment income — net	(1,072,813)	(2,357,165)
Realized gain — net	(6,175,849)	(2,062,835)
Net decrease in net assets resulting from dividends and distributions to stockholders	(7,248,662)	(4,420,000)

Common Stock Transactions
Net redemption of Common Stock resulting from a repurchase offer (includes
$39,304 and $18,998 of repurchase fees, respectively)	(1,925,890)	(4,225,901)

Net Assets
Total decrease in net assets	(33,505,233)	(34,140,271)
Beginning of period	64,686,423	98,826,694
End of period*	$ 31,181,190	$ 64,686,423
* Undistributed investment income — net	$ 414,641	$ 550,809
See Notes to Financial Statements.

Statement of Cash Flows
For the Six Months Ended March 31, 2009 (Unaudited)
Cash Used for Operating Activities
Net decrease in net assets resulting from operations		$ (24,330,681)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Decrease in receivables and prepaid expenses		683
Decrease in other liabilities and accrued expenses		(37,329)
Realized and unrealized loss — net		25,269,130
Proceeds from sales of long-term securities		27,926,700
Purchases of long-term securities		(57,582,648)
Proceeds from sales of short-term investments — net		676,636
Cash used for operating activities		(28,077,509)

Cash Provided by Financing Activities
Proceeds from variable prepaid forward contracts		37,397,427
Redemption of Common Stock from repurchase offer, net of repurchase fees		(1,925,890)
Dividends paid to stockholders		(7,248,662)
Cash provided by financing activities		28,222,875

Cash
Net increase in cash		145,366
Cash at beginning of period		—
Cash at end of period		145,366

Cash Flow Information
Cash paid for dividend expense		$ 10,040

Non-Cash Financing Activities
Securities delivered to settle variable prepaid forward contracts		$ 79,247,917
See Notes to Financial Statements.

8 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Financial Highlights

For the
	Six Months				For the Period
			For the
	Ended				December 28,
	March 31,		Year Ended		2004(a) to
			September 30,
The following per share data and ratios have been derived	2009				September 30,
from information provided in the financial statements.	(Unaudited)	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$16.13	$23.41	$21.16	$17.75	$19.10
Investment income — net(b)	.24	.56	.52	.54	.40
Realized and unrealized gain (loss) — net	(6.38)(c)	(6.78)(c)	2.27(c)	3.42(c)	(1.45)
Total from investment operations	(6.14)	(6.22)	2.79	3.96	(1.05)
Less dividends and distributions:
Investment income — net	(.27)	(.57)	(.54)	(.55)	(.26)
Realized gain — net	(1.54)	(.49)	—	—	—
Total dividends and distributions	(1.81)	(1.06)	(.54)	(.55)	(.26)
Offering costs resulting from the issuance of Common Stock	—	—	—	—	(.04)
Net asset value, end of period	$8.18	$16.13	$23.41	$21.16	$17.75
Market price per share, end of period	$7.70	$14.17	$21.77	$19.65	$16.25

Total Investment Return(d)
Based on net asset value per share	(40.31%)(e)	(27.13%)	13.52%	23.16%	(5.63%)(e)
Based on market price per share	(36.04%)(e)	(31.16%)	13.68%	24.93%	(17.49%)(e)

Ratios to Average Net Assets
Expenses, net of reimbursement	1.48%(f)(g)	1.22%	1.13%	1.15%	1.01%(f)
Expenses	1.51%(f)	1.22%	1.13%	1.15%	1.02%(f)
Investment income — net	4.55%(f)	2.87%	2.38%	2.94%	2.89%(f)

Supplemental Data
Net assets, end of period (in thousands)	$ 31,181	$64,686	$98,827	$119,081	$133,206
Portfolio turnover(h)	71%	62%	54%	48%	0%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Includes repurchase fees, which are less than $.01 per share.
(d) Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.
(e) Aggregate total investment return.
(f) Annualized.
(g) Effective February 23, 2009 through the rest of the year, IQ Advisors has voluntarily agreed to cap total expenses at 1.32%.
(h) Includes the periodic turnover of the securities related to the variable prepaid forward contracts.

See Notes to Financial Statements.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

Defined Strategy Fund Inc. (the “Fund”) is registered under
the Investment Company Act of 1940, as amended, as a
diversified, closed-end management investment company
with a fixed term of existence. The expected termination
date of the Fund is on or about September 15, 2009. The
Fund pursues its investment objective by investing substan-
tially all of its net assets, in approximately equal amounts, in the 10 highest dividend-yielding stocks in the Dow Jones
Industrial AverageSM (as of a date determined once each
year) (the “Stocks”). To enhance its returns, the Fund will
simultaneously enter into variable prepaid forward con-
tracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase
those same liquid equity securities other than the Stocks.
The Fund’s financial statements are prepared in conformity
with U.S. generally accepted accounting principles, which
may require the use of management accruals and esti-
mates. Actual results may differ from these estimates.
These unaudited financial statements reflect all adjust-
ments, which are, in the opinion of management, necessary
to present a fair statement of the results for the interim
period. All such adjustments are of a normal, recurring
nature. The Fund determines, and makes available for publi-
cation, the net asset value of its Common Stock on a daily
basis. The Fund’s Common Stock shares are listed on the
New York Stock Exchange (“NYSE”) under the symbol DSF.
The following is a summary of significant accounting poli-
cies followed by the Fund.

(a) Valuation of investments — Equity securities that are
held by the Fund that are traded on stock exchanges or the
NASDAQ Global Market are valued at the last sale price or
official close price on the exchange, as of the close of busi-
ness on the day the securities are being valued or, lacking
any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one
exchange, the securities are valued on the exchange desig-
nated as the primary market by or under the authority of the
Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market
or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pric-
ing services approved by the Board of Directors of the Fund.
Short positions traded in the OTC market are valued at the

last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued
according to the broadest and most representative market.

Exchange-traded options are valued at the mean between
the last bid and ask prices at the close of the options mar-
ket in which the options trade. Options traded in the OTC
market are valued at the last asked price (options written)
or the last bid price (options purchased). Obligations with
remaining maturities of 60 days or less are valued at amor-
tized cost unless the investment adviser believes that this
method no longer produces fair valuations.

The Fund employs pricing services to provide certain securi-
ties prices for the Fund. Securities and assets for which
market quotations are not readily available are valued at
fair value as determined in good faith by or under the direc-
tion of the Board of Directors of the Fund, including valua-
tions furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The proce-
dures of a pricing service and its valuations are reviewed
by the officers of the Fund under the general supervision
of the Fund’s Board of Directors. Such valuations and pro-
cedures will be reviewed periodically by the Board of
Directors of the Fund.

Generally, trading in U.S. government securities, money mar-
ket instruments and certain fixed income securities, is sub-
stantially completed each day at various times prior to the
close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares
are determined as of such times. U.S. Treasury Bills are
issued at a discount (original issue discount) and are valued daily. The value is generally in line with the time value effect of the discount accretion. Overnight Time Deposits are val-
ued at the amount deposited each day. Occasionally, events
affecting the values of such securities may occur between
the times at which they are determined and the close of
business on the NYSE that may not be reflected in the com-
putation of the Fund’s net asset value. If events (for exam-
ple, a company announcement, market volatility or a natural
disaster) occur during such periods that are expected to
materially affect the value of such securities, those securities may be valued at their fair value as determined in good
faith by the Fund’s Board of Directors or by the investment
adviser using a pricing service and/or procedures approved
by the Fund’s Board of Directors.

Dow Jones Industrial Average and DJIA are service marks of Dow Jones & Company, Inc.

10 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Notes to Financial Statements (continued)

(b) Derivative financial instruments — The Fund may
engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in
the value of the contract due to an unfavorable change in
the price of the underlying security, or index, or if the coun-
terparty does not perform under the contract. The counter-
party for certain instruments may pledge cash or securities
as collateral.

• Options — The Fund may purchase and write call and
put options. When the Fund writes an option, an amount
equal to the premium received by the Fund is reflected
as an asset and an equivalent liability. The amount of
the liability is subsequently marked-to-market to reflect
the current market value of the option written. When a
security is purchased or sold through an exercise of an
option, the related premium paid (or received) is added
to (or deducted from) the basis of the security acquired
or deducted from (or added to) the proceeds of the
security sold. When an option expires (or the Fund
enters into a closing transaction), the Fund realizes a
gain or loss on the option to the extent of the premiums
received or paid (or gain or loss to the extent the cost
of the closing transaction exceeds the premium paid
or received). Written and purchased options are non-
income producing investments.

• Variable prepaid forward contracts — The Fund enters
into variable prepaid forward contracts with terms of
approximately one year to sell liquid equity securities and
uses the sale proceeds to purchase those same liquid
equity securities. In a variable prepaid forward contract,
the amount of shares (or their cash equivalent) that the
seller is required to deliver at maturity varies as a func-
tion of the stock’s performance. The variable prepaid
forward contracts are prepaid by the counterparties
to these transactions and as a result the Fund is not
exposed to any risk that counterparties to these trans-
actions will be unable to meet their obligations under
the arrangements. The liquid equity securities serve as
collateral for the Fund’s obligation under the variable
prepaid forward contracts. The proceeds of the contracts
are reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current
market value of the contracts.

(c) Income taxes — It is the Fund’s policy to comply with

the requirements of the Internal Revenue Code applicable
to regulated investment companies and to distribute

substantially all of its taxable income to its stockholders.
Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Interpreta-
tion No. 48, “Accounting for Uncertainty in Income Taxes”
(“FIN 48”) requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are
“more likely than not” to be sustained upon examination
based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penal-
ties) would be recognized for financial statement reporting
purposes. Management has evaluated the application of FIN
48 to the Fund, and has determined FIN 48 does not have
a material impact on the Fund’s financial statements. The
Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently
under examination. All tax years of the Fund are open at
this time.

(d) Security transactions and investment income —
Security transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains
and losses on security transactions are determined on the
identified cost basis. Dividend income is recorded on the
ex-dividend dates. Interest is recognized on the accrual basis.

(e) Dividends and distributions — Dividends and distribu-
tions paid by the Fund are recorded on the ex-dividend dates.

(f) Recent accounting pronouncements — In March
2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging
Activities — an amendment of FASB Statement No. 133”
(“FAS 161”), was issued. FAS 161 is intended to improve
financial reporting for derivative instruments by requiring
enhanced disclosure that enables investors to understand
how and why an entity uses derivatives, how derivatives
are accounted for, and how derivative instruments affect
an entity’s results of operations and financial position.
Disclosures required by FAS 161 are effective for financial
statements issued for fiscal years and interim periods
beginning after November 15, 2008. The impact on the
Fund’s financial statement disclosures, if any, is currently being assessed.

2. Investment Advisory and Management
Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and
Management Agreement with IQ Investment Advisors LLC

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Notes to Financial Statements (concluded)

(“IQ Advisors”), an indirect, wholly owned subsidiary of
Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly
owned subsidiary of Bank of America Corporation (“Bank
of America”). IQ Advisors is responsible for the investment
advisory, management and administrative services to the
Fund. In addition, IQ Advisors provides the necessary per-
sonnel, facilities, equipment and certain other services nec-
essary to the operations of the Fund. For such services, the
Fund pays a monthly fee at an annual rate equal to .82%
of the average daily value of the Fund’s net assets plus
borrowings for leverage and other investment purposes.
Effective February 23, 2009 through the rest of the year,
IQ Advisors has voluntarily agreed to cap total expenses
at 1.32%.

IQ Advisors has entered into a Subadvisory Agreement
with Nuveen HydePark Group, LLC (“Nuveen HydePark”).
Pursuant to the agreement, Nuveen HydePark provides cer-
tain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays Nuveen
HydePark a monthly fee at an annual rate equal to .35%
of the average daily value of the Fund’s net assets plus bor-
rowings for leverage and other investment purposes. There
is no increase in the aggregate fees paid by the Fund for
these services.

IQ Advisors has entered into an Administration Agreement
with Princeton Administrators, LLC (the “Administrator”).
The Administration Agreement provides that IQ Advisors pays
the Administrator a fee from its investment advisory fee at
an annual rate equal to .12% of the average daily value of
the Fund’s net assets plus borrowings for leverage and
other investment purposes for the performance of adminis-
trative and other services necessary for the operation of the
Fund. There is no increase in the aggregate fees paid by
the Fund for these services. The Administrator is an indirect,

wholly owned subsidiary of BlackRock, Inc. (“BlackRock”).
ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of
IQ Advisors, ML & Co., and/or BlackRock or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term
securities, for the six months ended March 31, 2009, were
$57,582,648 and $107,174,617, respectively. Sales of
investments include securities delivered to settle the
matured variable prepaid forward contracts.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of
stock, all of which are initially classified as Common Stock, par value $.001 per share. The Board of Directors is author-
ized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of
Common Stock.

Shares issued and outstanding during the six months ended
March 31, 2009 and the year ended September 30, 2008
decreased by 200,530 and 211,084, respectively, as a result
of repurchase offers.

Subject to the approval of the Board of Directors, the Fund
will make offers to repurchase shares at annual (approxi-
mately 12-month) intervals. The shares tendered in the
repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly
related to the repurchase offer.

With regard to repurchase fees, IQ Advisors will reimburse
the Fund for the cost of expenses paid in excess of 2% of
the value of the shares that are repurchased.

12 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements

On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill
Lynch”), the parent company of IQ Investment Advisors LLC
(“IQ Advisors” or the “Adviser”), announced that it had
entered into a definitive Agreement and Plan of Merger
with Bank of America whereby a wholly owned subsidiary
of Bank of America would be merged with and into Merrill
Lynch (the “Transaction”). The Transaction was consum-
mated effective January 1, 2009. Merrill Lynch informed
the Board of Directors of each of the funds advised by IQ
Advisors (the “IQ Funds” or the “Funds”) that it did not
believe the Transaction would result in an “assignment”
of the Funds’ current investment advisory and manage-
ment agreements (the “Current Advisory Agreements”)
and current investment subadvisory agreements (the
“Current Subadvisory Agreements”) (together, the “Current
Agreements”) under the Investment Company Act of 1940,
as amended (the “1940 Act”), but that it was possible that
the Transaction could be determined to result in such an
assignment, which would cause the automatic termination
of each Current Agreement.

In anticipation of the completion of the Transaction, the
Boards of Directors of each of the Funds (the “Board”) met
in person on November 11, 2008 (the “Meeting”) for pur-
poses of, among other things, considering whether it would
be in the best interests of the Funds and their stockholders to approve new investment advisory and management
agreements between IQ Advisors and each of the Funds
(the “New Advisory Agreements”) and new investment
subadvisory agreements between IQ Advisors and the
respective subadviser to each Fund (the “New Subadvisory
Agreements”) (together, the “New Agreements”) that
would take effect upon the closing of the Transaction. The
Board also approved interim investment advisory and man-
agement agreements between IQ Advisors and each of the
Funds (the “Interim Advisory Agreements”) and interim sub-
advisory agreements between IQ Advisors and the respec-
tive subadviser to each Fund (the “Interim Subadvisory
Agreements”) (together, the “Interim Agreements”) that
would take effect for a maximum of 150 days following the
closing of the Transaction only in the event that stockhold-
ers have not approved the respective New Agreements prior
to such time. The Board considered substantially the same
factors in approving the Interim Agreements as were consid-
ered in approving the New Agreements.

The Transaction was approved by the stockholders of Merrill
Lynch on December 5, 2008. Effective January 1, 2009,

Merrill Lynch became a wholly owned subsidiary of Bank of
America. The stockholders of the Fund approved the New
Agreements on January 23, 2009. The following discussion
summarizes the information considered and the conclusions
made by the Board in approving the New Agreements.

In considering the approval of the New Advisory Agreement
between IQ Advisors and each Fund, the Directors received
and discussed various materials provided to them in advance
of the Meeting, which included, among other things, a copy
of the form of New Advisory Agreement, the materials the
Directors had received in connection with their considera-
tion and approval of the continuation of the Current
Advisory Agreement for each Fund (other than for MLP &
Strategic Equity Fund Inc. (“MLP Fund”)), at the June 5,
2008 Board meeting, and additional materials presented at
the November 11, 2008 Board meeting in connection with
the New Advisory Agreements, including information from
Lipper, Inc. (“Lipper”) with respect to MLP Fund, due dili-
gence materials from IQ Advisors and a report on the
Transaction and its potential impact on the services provid-
ed to the Funds. In addition, the Directors considered mate-
rials received at previous meetings of the Board regarding
the Funds.

In considering whether to approve the New Advisory
Agreements, the Directors reviewed materials from counsel
to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining
the legal duties of the Directors under the 1940 Act; and
(iv) information from Lipper comparing each Fund’s fee rate
for advisory and administrative services to those of other
closed end funds chosen by Lipper. Each New Advisory
Agreement was considered separately by the Directors.

The Directors considered and discussed, among other
things, the following factors in approving the New Advisory
Agreements and Interim Advisory Agreements:

(a) Nature, Extent and Quality of Services Provided by IQ
Advisors and its Affiliates — In connection with their con-
sideration of each New Advisory Agreement, the Directors
considered representations by IQ Advisors that there would
be no diminution in the services to be rendered to the
Funds by IQ Advisors as a result of the Transaction. The

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

Directors noted that representatives of IQ Advisors stated
that they did not anticipate any change in their personnel
responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Directors
focused on the services that IQ Advisors has provided to
each Fund. The Directors considered the size and experience
of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions
of each Fund’s respective subadviser. In connection with the investment advisory services provided, the Directors took
into account detailed discussions they had with officers of
IQ Advisors at the November 11, 2008 Board meeting and
at prior Board meetings regarding the management of each
Fund’s investments in accordance with each Fund’s stated
investment objective and policies and the types of transac-
tions entered into on behalf of each Fund.

In addition to the investment advisory services provided to
the Funds, the Directors considered that IQ Advisors and
its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services,
assistance in meeting legal and regulatory requirements
and other services necessary for the operation of the Funds.
In particular, the Directors reviewed the compliance and
administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted
that IQ Advisors has access to administrative, legal and
compliance resources that help ensure a high level of qual-
ity in the compliance and administrative services provided
to the Funds. The Directors also considered each Fund’s
compliance history.

The Directors noted the representations of IQ Advisors
that the Transaction would have no adverse effect on the
resources and strengths of IQ Advisors in managing the
Funds. The Directors then discussed the anticipated financial condition of IQ Advisors and its affiliates following the
Transaction. The Directors noted statements from represen-
tatives of IQ Advisors that the financial position of IQ
Advisors and its affiliates is not expected to be negatively affected by the Transaction. The Directors also considered
representations from IQ Advisors that the Transaction is
not expected to impact IQ Advisors’ compliance personnel
or compliance procedures. Based on the discussions held
and the materials presented at the Board meetings held
on November 11, 2008 and June 5, 2008 and other

prior Board meetings, the Directors determined that the
Transaction would not likely cause an adverse change in the
nature, extent and quality of the services to be provided by
IQ Advisors under the New Advisory Agreements and that
they expect that the quality of such services will continue to be of high quality and beneficial to the Funds.

(b) Investment Performance of each Fund and IQ
Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies
used by each Fund. The Directors also considered the inno-
vative nature of each Fund. The Directors noted the special-
ized nature of each Fund’s investment strategy and the
inherent limitations in comparing a Fund’s investment
performance to that of another investment company. The
Directors reviewed the investment performance of each
Fund that is currently operating and, where applicable, com-
pared such performance to the performance of a relevant
reference index. The Directors discussed the degree to which each such Fund was achieving its investment objective. In
particular, the Directors noted that the Funds generally per-
formed as expected and met their respective investment
objectives. As a result of their discussions and review, the
Directors concluded that the performance of each currently
operating Fund was satisfactory.

(c) Costs of Services Provided and Profits Realized by
IQ Advisors and its Affiliates from the Relationship with
each Fund — In reviewing the New Advisory Agreements,
the Directors referred to the materials presented and dis-
cussions held in connection with their consideration of the
continuation of the Current Advisory Agreement for each
respective Fund (other than for MLP Fund) at the June 5,
2008 Board meeting, and additional materials presented at
the November 11, 2008 Board meeting in connection with
the New Agreements for all Funds. At the June 5, 2008
meeting, the Directors reviewed and considered a memo-
randum from IQ Advisors regarding the methodology used
by IQ Advisors in allocating its costs regarding the opera-
tions of the Funds and calculating each Fund’s profitability, including MLP Fund, to IQ Advisors and its affiliates. At the
June 5, 2008 meeting, the Directors also reviewed a report
detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting
and further discussions at the November 11, 2008 meeting
and reviewing IQ Advisors’ memorandum and report, the
Directors concluded that there continued to be a reasonable

14 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

basis for the allocation of costs and the determination of
profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue
derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives
of IQ Advisors at the June 5, 2008 Board meeting regard-
ing its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc., from operating
the Funds. The Directors also considered the direct and
indirect benefits derived by other IQ Advisors’ affiliates,
including Merrill Lynch, Pierce, Fenner & Smith Incorporated
(“MLPF&S”), from the establishment of the Funds, including
the underwriting arrangements relating to the initial distri-
bution of Fund shares. The Directors considered federal
court decisions discussing an investment adviser’s profit-
ability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock,
Inc. and MLPF&S) are acceptable in relation to the nature,
extent and quality of services provided. The Directors also
concluded that each Fund continued to benefit from such
services provided by IQ Advisors’ affiliates.

(d) Extent to which Economies of Scale would be Realized
as a Fund Grows and Whether Fee Levels would Reflect
such Economies of Scale — In considering the extent to
which economies of scale might be realized if the assets
of a Fund were to increase and whether there should be
changes in the advisory fee rate or structure in order to
enable a Fund to participate in these economies of scale,
the Directors referred to the materials presented and dis-
cussions held in connection with their considerations at
the June 5, 2008 Board meeting and additional materials
presented at the November 11, 2008 Board meeting in
connection with the New Advisory Agreements. The
Directors noted that because each Fund is a closed-end
fund, any increase in asset levels generally would have to
come from appreciation through investment performance.
The Directors also noted that each Fund, other than Dow
30SM Premium & Dividend Income Fund Inc. (“Dow 30”),
NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ
Premium”), Dow 30SM Enhanced Premium & Income Fund
Inc. (“Dow 30 Enhanced”), MLP Fund and S&P 500®
Covered Call Fund Inc. (“Covered Call”), is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount
of Fund assets.

Taking into account the totality of the information and
materials provided to them at Board meetings held
November 11, 2008 and June 5, 2008 and at other prior
Board meetings, the Directors determined that no changes
were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to
those under other investment advisory contracts, such as
contracts of the same and other investment advisers or
other clients — The Directors considered representations
by IQ Advisors that there would be no change in the
advisory fee paid by each Fund to IQ Advisors under the
New Advisory Agreements as a result of the Transaction. In
considering the compensation to be paid to IQ Advisors,
noting that no changes to such compensation from that
payable under the Current Advisory Agreements were pro-
posed, the Directors referred to the materials presented and discussions held in connection with their considerations at
the June 5, 2008 Board meeting and additional materials
presented at the November 11, 2008 Board meeting in con-
nection with the New Advisory Agreements. The Directors
noted that in connection with such considerations it had
received and reviewed a comparison of both the services
rendered and the fees paid under the Current Advisory
Agreements to the contracts of other investment advisers
with respect to other closed-end registered investment com-
panies. In particular, the Directors noted that it evaluated each Fund’s contractual fee rate for advisory and adminis-
trative services as compared to the contractual fee rate of
other closed-end funds chosen by Lipper. In connection with
its consideration of the New Advisory Agreement for MLP
Fund, the Directors noted that it had received and reviewed
fee comparison data from Lipper at the November 11, 2008
Board meeting. The Directors noted that each Fund’s con-
tractual advisory fee rate at a common asset level was
equal to or lower than the median fee rate of its Lipper
comparison funds.

Taking into account the totality of the information and
materials provided to them at the Board meetings held on
November 11, 2008 and June 5, 2008, and at other prior
Board meetings, the Directors concluded that the advisory
fee rates proposed under each New Advisory Agreement
were reasonable for the services being rendered and in
comparison to the data reflected in the Lipper materials.

(f) Conclusion — The Directors examined the totality of
the information they were provided at the November 11,

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

2008 and June 5, 2008 Board meetings and did not identify
any single factor discussed previously as controlling. The
Directors concluded that the terms of each New Advisory
Agreement were fair and reasonable, that IQ Advisors’ fees
are reasonable for the services provided to each Fund, and
that each New Advisory Agreement should be approved and
recommended to stockholders.

Approval of New Investment
Subadvisory Agreements

The Directors discussed the approval of New Subadvisory
Agreements between IQ Advisors and BlackRock Investment
Management, LLC (“BlackRock”), as subadviser to S&P
500® GEAREDSM Fund Inc. (“S&P GEARED”) and Small
Cap Premium & Dividend Income Fund Inc. (“Small Cap”);
Oppenheimer Capital LLC (“Oppenheimer”), as subadviser
to Covered Call and Enhanced S&P 500® Covered Call
Fund Inc. (“Enhanced Covered Call”); Nuveen HydePark
Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30,
Dow 30 Enhanced, NASDAQ Premium and Defined Strategy
Fund Inc. (“Defined Strategy”); Fiduciary Asset Management,
LLC (“FAMCO”), as subadviser to MLP Fund; and Nuveen
Asset Management (“NAM”), as subadviser to Global
Income & Currency Fund Inc. (“Global Income”) (each,
a “Subadviser” and, collectively, the “Subadvisers”). The
Directors also discussed the approval of Interim Subadvisory
Agreements between IQ Advisors and the Subadvisers of
each of the Funds, which would go into effect for a maxi-
mum of 150 days following the closing of the Transaction
only in the event that stockholders have not approved the
respective New Subadvisory Agreement prior to such time.

In considering the approval of the New Subadvisory
Agreement between IQ Advisors and each Subadviser, the
Directors received and discussed various materials provided
to them in advance of the meetings which included, among
other things, a copy of the form of New Subadvisory Agree-
ment, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Subadvisory Agreements for each Fund (other
than for MLP Fund) at the June 5, 2008 Board meeting, and
additional materials presented at the November 11, 2008
Board meeting in connection with the New Agreements,
including due diligence materials from IQ Advisors and a
report and presentation on the Transaction and its potential impact on the services provided to the Funds. In addition,
the Directors considered materials received at previous
meetings of the Directors regarding the Funds.

In considering whether to approve the New Subadvisory
Agreements, the Directors reviewed materials from counsel
to the Funds and from IQ Advisors and the Subadvisers
including, as applicable: (i) information concerning the
services rendered to the Funds by the Subadvisers; (ii) infor-
mation concerning the revenues and expenses incurred by
the Subadvisers from the operation of the Funds; (iii) a
memorandum outlining the legal duties of the Directors
under the 1940 Act; and (iv) information from Lipper com-
paring each Fund’s fee rate for advisory and administrative
services to those of other closed-end funds chosen by Lipper.
Each New Subadvisory Agreement was considered separately
by the Directors.

The Directors considered and discussed, among other things,
the following factors in approving the New Subadvisory
Agreements and Interim Subadvisory Agreements:

(a) Nature, Extent and Quality of Services Provided by
the Subadvisers — In reviewing the New Subadvisory
Agreements, the Directors referred to the materials pre-
sented and discussions held in connection with their con-
sideration of the continuation of the Current Subadvisory
Agreement for each respective Fund (other than MLP Fund)
at the June 5, 2008 Board meeting, and additional materials
presented at the November 11, 2008 Board meeting in con-
nection with the New Advisory Agreements. The Directors
focused on the experience of the Subadvisers in managing
registered funds. The Directors considered the reputation
and investment experience of the Subadvisers and their
investment professionals who have served as portfolio man-
agers and would continue to serve as portfolio managers.
The Directors noted that it had met with officers of IQ
Advisors and members of each Subadviser’s portfolio man-
agement team to discuss the management of each Fund’s
investments at recent Board meetings. The Directors took
into account the annual due diligence investment review
of each Subadviser to a currently operating Fund and the
report presented at a prior meeting that concluded that
each such Subadviser has thus far executed its respective
Fund’s investment strategies in accordance with the Fund’s
objectives and general expectations. The Directors noted
that it had discussed each Fund’s investment strategy with
representatives from the respective Subadviser, including
discussions regarding the premises underlying the Fund’s
investment strategy, its efficacy and potential risks. The
Directors also considered the favorable history, reputation
and background of each Subadviser and its personnel, and

16 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

the substantial experience of such Subadviser’s portfolio
management team. The Directors considered the compliance
program of each Subadviser and the report of the chief
compliance officer of the Funds. Following consideration of
this information, and based on management presentations
during the November 11, 2008 and June 5, 2008 Board
meetings, the Directors concluded that the nature, extent
and quality of services provided to each Fund by the appli-
cable Subadviser under the Current Subadvisory Agreement
were of a high quality and would continue to benefit the
respective Fund. The Directors considered that the same
services would be provided by the same personnel pursuant
to the New Subadvisory Agreements.

(b) Investment Performance of each Fund and each
Subadviser — The Directors had received and considered
information about the investment performance of each
Fund that is currently operating in light of its stated invest-
ment objective and made the determinations discussed
above under “Investment Performance of each Fund and
IQ Advisors.” As a result of their discussions and review, the
Directors concluded that the performance of each currently
operating Fund was satisfactory.

(c) Cost of Services Provided and Profits Realized by each
Subadviser from the Relationship with each respective
Fund — The Directors considered the profitability to
BlackRock, a subsidiary of BlackRock, Inc., by serving as
Subadviser to two Funds and from its relationship with
IQ Advisors based on the information discussed above
under “Costs of Services Provided and Profits Realized by
IQ Advisors and its Affiliates from the Relationship with
each Fund.” Based on such information, the Directors con-
cluded that BlackRock’s profits were acceptable in relation
to the nature, extent and quality of services provided. The
Directors noted that profitability data was not provided
with respect to the other Subadvisers of the Funds and con-
cluded that such data was unnecessary because such sub-
advisory arrangements were entered into at “arm’s length”
between IQ Advisors and each such Subadviser (including
NAM and Nuveen HydePark, with which subadvisory
arrangements were originally negotiated prior to the invest-
ment in their parent company by an affiliate of IQ Advisors).
The Directors then considered the potential direct and indi-
rect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including
the reputational benefits from managing the Funds. The
Directors concluded that the potential benefits to each

Subadviser were consistent with those obtained by other
subadvisers in similar types of arrangements.

(d) Extent to which Economies of Scale would be Realized
as a Fund Grows and Whether Fee Levels would Reflect
such Economies of Scale — The Directors received and
considered information about potential economies of scale
at the November 11, 2008 and June 5, 2008 Board meet-
ings and made the determinations discussed above under
“Extent to which Economies of Scale would be Realized as
a Fund Grows and Whether Fee Levels would Reflect such
Economies of Scale.”

Taking into account the totality of the information and
materials provided to them at the November 11, 2008,
June 5, 2008, and at other prior Board meetings, the
Directors determined that no changes were currently nec-
essary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to
those under other subadvisory contracts, such as contracts
of the same and other investment advisers or other
clients — The Directors considered representations by IQ
Advisors that there would be no change in the allocation
of the fees between IQ Advisors and Subadvisers in relation
to the services provided by a Subadviser, as a result of the
Transaction. In considering the compensation to be paid to
the Subadvisers, noting that no changes to such compen-
sation from that payable under the Current Subadvisory
Agreements were proposed, the Directors referred to the
materials presented and discussions held in connection
with their consideration of the continuation of the Current
Subadvisory Agreement for the respective Fund (other than
for MLP Fund), and additional materials presented at the
November 11, 2008 Board meeting in connection with
the New Advisory Agreements. The Directors noted that,
in connection with such considerations, the Directors had
received and reviewed fee comparison data from Lipper
(which included information regarding the fees paid by
certain investment advisers to subadvisers of peer funds),
and concluded that such information continued to be rele-
vant to their current deliberations. The Directors received
and reviewed fee comparison data from Lipper for MLP
Fund at the November 11, 2008 Board meeting. In review-
ing that data, the Directors noted that the subadvisory fee
with respect to each Fund was at a level that continued to
be reasonable and similar to that of comparable funds.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Approval of New Advisory Agreements and New Subadvisory Agreements (concluded)

The Directors discussed the services rendered by each
Subadviser and determined that such services were consis-
tent with those provided by subadvisers generally and suffi-
cient for the management of the Funds. Taking into account
the totality of the information and materials provided to
them at the Board meetings held on November 11, 2008
and June 5, 2008 and at other prior Board meetings,
among other things, the fact that the subadvisory fees were
negotiated by IQ Advisors on an arm’s length basis, the
Directors concluded that the subadvisory fees proposed
under each New Subadvisory Agreement continued to be
reasonable for the services being rendered.

(f) Conclusion — The Directors examined the totality of the
information they were provided at the November 11, 2008
and June 5, 2008 Board meetings and did not identify any
single factor discussed previously as controlling. The
Directors concluded that the terms of each New Subadvisory
Agreement were fair and reasonable, that the Subadvisers’
fees are reasonable for the services provided to each Fund,
and that each New Subadvisory Agreement should be
approved and recommended to stockholders.

18 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy
whereby the Fund would adopt an “interval fund” structure
pursuant to Rule 23c-3 under the Investment Company
Act of 1940, as amended (the “1940 Act”). As an interval
fund, the Fund will make annual repurchase offers at net
asset value (less repurchase fee not to exceed 2%) to all
Fund stockholders. The percentage of outstanding shares
that the Fund can repurchase in each offer will be estab-
lished by the Fund’s Board of Directors shortly before the
commencement of each offer, and will be between 5%
and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy
regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at
annual (approximately 12-month) intervals pursuant to
Rule 23c-3 under the 1940 Act (“Offers”). The Board of
Directors may place such conditions and limitations on an
Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which
the Fund must receive repurchase requests submitted by
stockholders in response to the most recent Offer will be
the approximate anniversary date of the repurchase request
deadline for the previous year, which was December 26,
2007 (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase
Request Deadline and the next repurchase pricing date
will be fourteen days; provided that if the fourteenth day
after a Repurchase Request Deadline is not a business
day, the repurchase pricing date shall be the next business
day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain
circumstances, as provided for in Rule 23c-3. (For further
details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual
period, the Fund offered to repurchase up to 200,530 shares
from stockholders at an amount per share equal to the
Fund’s net asset value per share calculated as of the close
of business of the New York Stock Exchange on January 12,
2009, nine business days after Monday, December 29, 2008,
the Repurchase Request Deadline. As of January 12, 2009,
200,530 Shares, or 5% of the Fund’s outstanding Shares,
were purchased by the Fund at $9.80 per share (subject
to a repurchase fee of up to 2% of the net asset value per
share), the Fund’s net asset value per share determined as
of 4:00 p.m. EST, Monday, January 12, 2009.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ stockholders. A full copy of the pledge is available at

www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current
and former individual clients of Merrill Lynch and certain
affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge
covers the personal information of other individuals with
whom Merrill Lynch has an existing or prospective relation-
ship where either (a) such protection is required by applica-
ble laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect.
In this Pledge, “personal information” refers to (a) any infor-
mation relating to an identified individual; or (b) any non-
public personal information. Stockholders of the IQ Funds
are covered by this Pledge.

The Merrill Lynch family of companies is now part of the
Bank of America family of companies. When used herein,
“we,” “our” and “us” refer only to the Merrill Lynch family
of companies and does not explain how the other Bank of
America companies manage customer information and
what actions you can take regarding how the other Bank of
America companies use and share your information. Please
visit www.bankofamerica.com/privacy for more information
on the policy of the other Bank of America companies.

What personal information do we collect and how do
we collect it?

Based on our relationship with you, we collect personal
information from and about you that is adequate, relevant
and appropriate under the circumstances. For example, we
may collect or verify personal information from or about you in the following ways:

• From applications; forms; communications (including
electronic communications) and other interactions (infor-
mation including your name, address, e-mail address,
telephone number, Social Security or other identification
number, income, assets, financial goals, interests, source
of funds and investment objectives);

• From your transactions made with or by a Merrill
Lynch company;

• From entities outside of the Merrill Lynch corporate
family (“nonaffiliated third parties”), information includ-
ing your creditworthiness/credit history and identity.
These nonaffiliated third parties include consumer/credit-
reporting agencies; joint marketing partners; verification
services; loan servicers or originators; entities to which

we provide stock option and 401(k) plan services;
entities that provide us with mailing lists; and public
reference sources including the Internet. In the case of
insurance, we may, pursuant to your consent or as other-
wise permitted, obtain motor vehicle reports or medical
information; and

• From visits to our Web sites, information including
certain technical information about your computer and
operating systems.

How do we use personal information?

We use personal information to operate our business in a
prudent manner. This may include, depending on your rela-
tionship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated
financial services; process, service and maintain accounts
and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation
information; resolve disputes; prevent fraud; monitor
and archive communications; and perform risk control.
Additionally, we may use your personal information to verify your identity, including, where applicable, verification in
accordance with the USA PATRIOT Act or to comply with
legal and regulatory requirements around the world, and
in accordance with applicable laws, rules and regulations.
Where permitted and appropriate, we may also use personal
information for Merrill Lynch’s marketing, product research, business development and/or global relationship manage-
ment purposes, and may contact you in this regard.

What personal information do we share internally
among the Bank of America companies and Merrill Lynch
companies and why do we share it?

In connection with the uses described above, we may,
depending on the nature of your relationship with us, share
some or all of your personal information with any Bank of
America company and Merrill Lynch company, including
broker-dealers, investment advisors, investment managers,
transfer agents, banks, insurance companies and agencies,
trust companies and mortgage originators or bankers.

What personal information do we share externally with
nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may,
depending on the nature of your relationship with us, share
some or all of the personal information we collect with non-
affiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as

20 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Privacy Pledge (concluded)

SWIFT, a global provider of secure financial messaging serv-
ices), non-financial companies (such as consumer reporting
agencies or technology companies) or others (such as pro-
fessional services organizations or other service providers).
Where you have a contractual relationship with a third
party, the handling of your information by that party will
be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with
certain other brokerage firms under which your Merrill Lynch
Financial Advisor (if applicable) may use your contact infor-
mation (for example, your name and address) in the event
your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer,
such as through your stock option or 401(k) plan, then we
will share certain plan and transaction information related
to your plan activity with your employer pursuant to the
terms of the plan agreements. We will limit the use of this
information in accordance with our agreements with the
plan or employer.

We may also transfer personal information (a) to govern-
ment agencies and other self-regulatory organizations, and
regulatory and law enforcement authorities as necessary or
required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of
organized crime); (b) as part of the sale, merger or other
disposition of a Merrill Lynch business; and (c) to other non-
affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/
or regulation. These third parties may be located in your
country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of
personal information?

• We educate our employees to treat personal information
with care, and work to limit access to this information
to individuals who need it for the purposes stated in
this Pledge.

• We maintain and monitor our physical, electronic
and procedural safeguards to comply with applicable
regulations, updating them as needed to protect
personal information.

• We take such technical and organizational security
measures as we deem appropriate to keep personal
information confidential and secure against unauthorized
or unlawful processing, and to prevent loss, destruction
or damage.

How can you verify that your personal information
is accurate?

We endeavor to (a) keep personal information only for so
long as is necessary for business purposes or to meet legal
and regulatory requirements; and (b) keep our records of
your personal information current and complete.

If you become aware of any discrepancies in your personal
information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of
this Pledge, and we will make the necessary corrections.
Note that, in some cases, if you are an online client with
us, certain information may also be corrected via the Merrill
Lynch secure/password-protected Web sites. Please do not
send any personal information via nonsecure methods
of communication.

What choices do you have?

As described in this Pledge, each Merrill Lynch company may
share your information with affiliated companies within the
Bank of America and Merrill Lynch family of companies. You
may have the right to instruct the Merrill Lynch company
with whom you have a relationship not to share certain eli-
gibility information, such as certain loan application or credit eligibility information, with any other Bank of America or
Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affil-
iates when they are assisting us in serving you, and we can
continue to share transaction and experience information
with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit
eligibility information, among Bank of America and Merrill
Lynch-affiliated companies, as more fully described in the
“What choices do you have?” section of this Pledge, please
call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our
privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and
regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

DEFINED STRATEGY FUND INC.

MARCH 31, 2009

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

22 DEFINED STRATEGY FUND INC.

MARCH 31, 2009

www.IQIAFunds.com

Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10
highest dividend-yielding stocks included in the Dow Jones
Industrial AverageSM as determined once each year (normally
two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is
transmitted to stockholders of Defined Strategy Fund Inc.
for their information. It is not a prospectus. Past performance results shown in this report should not be considered a
representation of future performance. Statements and other
information herein are as dated and are subject to change.

A description of the policies and procedures that the
Fund uses to determine how to vote proxies relating
to portfolio securities is available without charge at
www.IQIAFunds.com/proxyvoting.asp or upon request by
calling toll-free 1-877-449-4742 or through the Securities
and Exchange Commission’s website at http://www.sec.gov.
Information about how the Fund voted proxies relating to
securities held in the Fund’s portfolio during the most
recent 12-month period ended June 30 is available (1) at
www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Defined Strategy Fund Inc.
2 World Financial Center, 7th Floor
New York, NY 10281

#IQDSF-3/09

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to
this semi-annual report

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers –

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number
	Number of Price Paid per Shares Purchased as			(or Approx. Dollar
	Shares	Share	Part of Publicly	Value) of Shares that
	Purchased		Announced Plans or	May Yet Be Purchased
			Programs	Under the Plans or
Programs
October 1-31, 2008
November 1-30,
2008
December 1-31,
2008
January 1-31, 2009	200,530	$9.80 per Share[1]	200,530[2]	0
February 1-29, 2009
March 1-31, 2009
Total:	200,530	$9.80 per Share[1]	200,530[2]	0

1 Subject to a repurchase fee of up to 2% of the net asset value per share.
2 On November 10, 2008, the repurchase offer was announced to repurchase up to 5% of outstanding shares.
The expiration date of the offer was December 29, 2008. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of
1940, as amended.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating
Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Defined Strategy Fund Inc.

By: /s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
Defined Strategy Fund Inc.

Date: May 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
Defined Strategy Fund Inc.

Date: May 20, 2009

By: /s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
Defined Strategy Fund Inc.

Date: May 20, 2009